EXHIBIT 32

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tad M. Ballantyne, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Capsalus Corp. on Form 10-Q for the period ended March 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Capsalus Corp..

Date: May 23, 2011	By:	/s/ Steven M. Grubner
Steven M. Grubner, Chief Operating Officer

I, Patrick G. Sheridan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Capsalus Corp. on Form 10-Q for the period ended March 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Capsalus Corp..

Date: May 23, 2011	By:	/s/ Patrick G. Sheridan
Patrick G. Sheridan, Chief Financial Officer